SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549


                              FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report  (Date of  Earliest Event Reported):   February 24, 1994
                                                         _________________

                      AMERICA WEST AIRLINES, INC.
   _______________________________________________________________________
       (Exact name of registrant as specified in its charter)


       Delaware                    1-10140             86-0418245
   _______________________________________________________________________
   (State of Incorporation) (Commission File No.) (I.R.S. Employer
                                                   Identification No.)



                            51 W. Third Street
                           Tempe, Arizona  85281
   _______________________________________________________________________
       (Address of principal executive offices, including zip code)



   Registrant's  telephone number, including  area code:   (602) 693-0800
                                                           _______________


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     Item 5.   Other Events.
               ____________

     On February 24, 1994, America West issued the press release, attached hereto as an exhibit, reporting that its Board of Directors unanimously selected AmWest Partners, L.P. as the lead investor in the Company's bankruptcy reorganization.

     Item 7.   Financial Statements and Exhibits.
               _________________________________

               (c)  Exhibits.
                    ________

                    Exhibit No.    Description
                    __________     ___________

                       99          Press Release   of the Company dated
                                   February 24, 1994





                             SIGNATURES
                             __________


     Pursuant  to the requirements of the Securities Exchange Act of  1934, the  registrant has  duly caused  this report  to be
   signed   on  its  behalf  by  the  undersigned  hereunto  duly
   authorized.

                                   AMERICA WEST AIRLINES, INC.



   Date: February 28, 1994         By   /s/ Alphonse E. Frei
                                        ______________________________
                                        Alphonse E. Frei
                                        Senior Vice President-Finance